BROWN ADVISORY MARYLAND BOND FUND

                        Supplement Dated December 10, 2002
                       to Prospectus Dated October 1, 2002

1.   NAME CHANGE

     BrownIA Maryland Bond Fund recently changed its name to Brown Advisory Maryland Bond Fund. All references to BrownIA Maryland Bond Fund in the Prospectus, and any supplements thereto, shall be deemed to be references to Brown Advisory Maryland Bond Fund.

2.   IMPOSITION OF REDEMPTION FEE (EFFECTIVE JANUARY 9, 2003)

     In order to reflect the imposition of a redemption or exchange fee on certain redemptions and exchanges of shares of Brown Advisory Maryland Bond Fund, effective January 9, 2003, please note the following amendments to the
Prospectus:

     The section of the Prospectus entitled "Fee Table" on page 8 is amended by deleting the charts entitled "Shareholder Fees" and "Annual Fund Operating Expenses" and replacing them with the following charts:

         SHAREHOLDER FEES
         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
             Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)          None
             Maximum  Deferred  Sales Charge (Load)  Imposed on  Redemptions  (as a percentage of the          None
             sale price)
             Maximum Sales Charge (Load) Imposed on Reinvested Distributions                                   None
             Redemption Fee                                                                                  1.00%(1)
             Exchange Fee                                                                                    1.00%(1)
         ANNUAL FUND OPERATING EXPENSES(2)
         (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
              Management Fees                                                                                 0.50%
              Distribution (12b-1) Fees                                                                        None
              Other Expenses                                                                                  0.47%
              TOTAL ANNUAL FUND OPERATING EXPENSES(3)                                                         0.97%

          (1) The redemption or exchange of Fund shares is subject to a redemption or exchange fee of 1.00% of the current net asset value of shares redeemed or exchanged. The redemption or exchange fee does not apply to redemptions or exchanges of shares purchased prior to January 9, 2003 or shares redeemed or exchanged after 180 days from the date of purchase.
          (2)  Based on amounts for the Fund's fiscal year ending May 31, 2003.
          (3) The Adviser has voluntarily undertaken to waive a portion of its fee and reimburse certain Fund expenses so that total annual fund expenses do not exceed 0.25% of the average daily net assets of the Fund. Fee waivers and reimbursements may be reduced or eliminated at any time.

     The section of the Prospectus entitled "Your Account - General Information" is amended by deleting the second paragraph of that section on page 12 and replacing it with the following paragraph:

              You may purchase, sell (redeem) or exchange Fund shares at the net asset value ("NAV") of a share next calculated (minus any applicable redemption or exchange fee in the case of a redemption or exchange) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 13 through 20). For instance, if the Transfer Agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the Fund (minus any applicable redemption or exchange fee in the case of a redemption or exchange). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

     The section of the Prospectus entitled "Your Account - Selling Shares" is amended by adding the following disclosure after the subsection entitled "Your-Account - Selling Shares - Signature Guarantee Requirements" on page 18:

          REDEMPTION FEE The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed. The redemption fee does not apply to redemptions of shares purchased prior to January 9, 2003 or shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

     The section of the Prospectus entitled "Your Account - Exchange Privileges" on page 19 is amended by deleting the second paragraph of the section in its entirety and replacing it with the following paragraph:

              Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences. In addition, the exchange of Fund shares is subject to an exchange fee of 1.00% of the NAV of shares exchanged. The exchange fee does not apply to the exchange of Fund shares purchased prior to January 9, 2003 or shares exchanged after 180 days of purchase. To calculate exchange fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.